UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-02319

Fort Dearborn Income Securities, Inc.

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Tammie Lee, Esq.

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

(Name and address of agent for service)

Copy to:

Bruce G. Leto, Esq.

Stradley Ronon Stevens & Young LLP

2600 One Commerce Square

Philadelphia, PA 19103

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: September 30

Date of reporting period: June 30, 2015

Item 1. Schedule of Investments

Fort Dearborn Income Securities, Inc.

Industry diversification (unaudited)

As a percentage of net assets

As of June 30, 2015

Bonds
Corporate bonds
Automobiles	1.60%
Banks	22.01
Building products	0.49
Capital markets	3.33
Chemicals	3.84
Commercial services & supplies	0.76
Communications equipment	0.24
Construction materials	0.96
Consumer finance	1.03
Diversified financial services	3.61
Diversified telecommunication services	1.48
Electric utilities	0.82
Electronic equipment, instruments & components	0.22
Energy equipment & services	0.46
Food & staples retailing	0.59
Gas utilities	0.58
Hotels, restaurants & leisure	1.19
Household durables	0.79
Insurance	6.56
IT services	0.44
Life sciences tools & services	0.11
Machinery	1.50
Media	3.93
Metals & mining	3.85
Oil, gas & consumable fuels	10.95
Paper & forest products	1.23
Pharmaceuticals	0.04
Real estate investment trust (REIT)	0.63
Real estate management & development	0.24
Technology hardware, storage & peripherals	1.06
Thrifts & mortgage finance	0.46
Tobacco	2.72
Trading companies & distributors	1.43

Total corporate bonds	79.15%
Asset-backed security	0.19
Collateralized debt obligations	4.40
Commercial mortgage-backed securities	6.52
Mortgage & agency debt securities	1.63
Residential mortgage-backed securities	0.48
Municipal bonds	1.67
US government obligations	2.74
Non-US government obligation	0.82

Total bonds	97.60%
Common stock	0.05
Preferred Stock	0.09
Short-term investment	0.17
Options purchased	0.23

Total investments	98.14%
Cash and other assets, less liabilities	1.86

Net assets	100.00%

Fort Dearborn Income Securities, Inc.

Portfolio of investments — June 30, 2015 (unaudited)

	Face amount		Value
Bonds: 97.60%
Corporate bonds: 79.15%
Brazil: 4.34%
Banco do Brasil SA,
9.000%, due 06/18/24[1,2,3]		$585,000	$527,787
Caixa Economica Federal,
2.375%, due 11/06/17[1]		1,400,000	1,347,500
Petrobras Global Finance BV,
5.375%, due 01/27/21		1,130,000	1,084,777
6.250%, due 03/17/24		400,000	384,608
6.875%, due 01/20/40		1,275,000	1,129,599
Vale Overseas Ltd.,
4.375%, due 01/11/22		1,465,000	1,427,972

Total Brazil corporate bonds			5,902,243

Canada: 1.99%
Encana Corp.,
6.625%, due 08/15/37		250,000	269,184
NOVA Chemicals Corp.,
5.000%, due 05/01/25[1]		210,000	210,788
5.250%, due 08/01/23[1]		1,010,000	1,025,150
Teck Resources Ltd.,
6.250%, due 07/15/41		875,000	704,139
Yamana Gold, Inc.,
4.950%, due 07/15/24		510,000	491,248

Total Canada corporate bonds			2,700,509

China: 0.21%
China Oil & Gas Group Ltd.,
5.250%, due 04/25/18[1]		280,000	281,400

France: 0.60%
Orange SA,
9.000%, due 03/01/31		575,000	811,359

Germany: 1.22%
Unitymedia Hessen GmbH & Co. KG,
5.500%, due 01/15/23[1]		300,000	305,812
Unitymedia Kabel BW GmbH,
6.125%, due 01/15/25[1]		1,300,000	1,358,500

Total Germany corporate bonds			1,664,312

Indonesia: 0.33%
Pertamina Persero PT,
6.450%, due 05/30/44[1]		450,000	443,250

Ireland: 1.06%
XL Group PLC,
Series E,
6.500%, due 04/15/17[2,3]		1,690,000	1,446,015

Israel: 0.04%
Teva Pharmaceutical Finance IV BV,
3.650%, due 11/10/21		57,000	57,955

Italy: 0.38%
Generali Finance BV,
6.214%, due 06/16/16[2,3]	GBP	100,000	157,969

Fort Dearborn Income Securities, Inc.

Portfolio of investments — June 30, 2015 (unaudited)

	Face amount	Value
Bonds — (continued)
Corporate bonds — (continued)
Italy — (concluded)
Telecom Italia Capital SA,
6.375%, due 11/15/33	$350,000	$358,750

Total Italy corporate bonds		516,719

Luxembourg: 0.36%
Intelsat Jackson Holdings SA,
7.500%, due 04/01/21	500,000	494,375

Malaysia: 0.30%
SSG Resources Ltd.,
4.250%, due 10/04/22[4]	410,000	414,758

Mexico: 2.65%
Cemex SAB de CV,
5.700%, due 01/11/25[1]	1,000,000	945,000
5.875%, due 03/25/19[1]	350,000	357,770
Petroleos Mexicanos,
3.500%, due 01/30/23	1,450,000	1,368,075
6.375%, due 01/23/45	500,000	510,625
6.500%, due 06/02/41	410,000	426,400

Total Mexico corporate bonds		3,607,870

Netherlands: 1.90%
Basell Finance Co. BV,
8.100%, due 03/15/27[1]	1,425,000	1,882,463
LYB International Finance BV,
4.875%, due 03/15/44	470,000	456,644
LyondellBasell Industries NV,
4.625%, due 02/26/55	280,000	246,580

Total Netherlands corporate bonds		2,585,687

Norway: 1.64%
Eksportfinans ASA,
5.500%, due 05/25/16	620,000	637,825
5.500%, due 06/26/17	1,500,000	1,589,535

Total Norway corporate bonds		2,227,360

Portugal: 1.04%
EDP Finance BV,
4.900%, due 10/01/19[1]	1,000,000	1,041,284
6.000%, due 02/02/18[1]	350,000	374,851

Total Portugal corporate bonds		1,416,135

Sweden: 0.98%
Nordea Bank AB,
4.875%, due 05/13/21[1]	1,230,000	1,331,540

United Kingdom: 5.26%
Barclays Bank PLC,
5.140%, due 10/14/20	1,110,000	1,206,545
6.050%, due 12/04/17[1]	900,000	979,235
Lloyds Bank PLC,
6.500%, due 09/14/20[1]	2,300,000	2,650,992

Fort Dearborn Income Securities, Inc.

Portfolio of investments — June 30, 2015 (unaudited)

	Face amount	Value
Bonds — (continued)
Corporate bonds — (continued)
United Kingdom — (concluded)
Royal Bank of Scotland Group PLC,
5.125%, due 05/28/24	$450,000	$449,452
6.100%, due 06/10/23	1,760,000	1,871,297

Total United Kingdom corporate bonds		7,157,521

United States: 54.85%
21st Century Fox America, Inc.,
7.750%, due 12/01/45	350,000	476,549
ADT Corp.,
3.500%, due 07/15/22	1,140,000	1,031,700
AEP Texas Central Co.,
Series E,
6.650%, due 02/15/33	495,000	619,917
Allstate Corp.,
5.750%, due 08/15/53[2]	1,000,000	1,056,250
Altria Group, Inc.,
5.375%, due 01/31/44	850,000	899,048
9.950%, due 11/10/38	750,000	1,207,677
Anadarko Holding Co.,
7.500%, due 10/15/26	1,354,000	1,651,899
AXA Financial, Inc.,
7.000%, due 04/01/28	165,000	204,799
Bank of America Corp.,
6.110%, due 01/29/37	2,000,000	2,241,636
7.750%, due 05/14/38	1,000,000	1,331,486
Barrick North America Finance LLC,
5.750%, due 05/01/43	1,450,000	1,394,780
Boston Properties LP, REIT,
3.800%, due 02/01/24	430,000	435,168
Building Materials Corp. of America,
6.750%, due 05/01/21[1]	320,000	333,600
Case New Holland Industrial, Inc.,
7.875%, due 12/01/17	1,500,000	1,642,500
Caterpillar, Inc.,
4.300%, due 05/15/44	400,000	392,940
CenturyLink, Inc.,
Series P,
7.600%, due 09/15/39	200,000	181,250
CF Industries, Inc.,
4.950%, due 06/01/43	1,500,000	1,403,512
Citigroup, Inc.,
Series D,
5.350%, due 05/15/23[2,3]	2,130,000	2,005,395
6.300%, due 05/15/24[2,3]	400,000	390,500
8.125%, due 07/15/39	1,435,000	2,059,744
DISH DBS Corp.,
7.875%, due 09/01/19	1,300,000	1,441,700
DR Horton, Inc.,
4.000%, due 02/15/20	77,000	76,592
Energy Transfer Partners LP,
5.950%, due 10/01/43	750,000	735,012

Fort Dearborn Income Securities, Inc.

Portfolio of investments — June 30, 2015 (unaudited)

	Face amount	Value
Bonds — (continued)
Corporate bonds — (continued)
United States — (continued)
Fidelity National Financial, Inc.,
5.500%, due 09/01/22	$700,000	$736,396
FirstEnergy Transmission LLC,
5.450%, due 07/15/44[1]	300,000	312,298
Flextronics International Ltd.,
5.000%, due 02/15/23	300,000	304,545
Ford Motor Co.,
7.450%, due 07/16/31	1,700,000	2,172,272
Freeport-McMoRan, Inc.,
3.550%, due 03/01/22	200,000	185,126
General Electric Capital Corp.,
Series C,
5.250%, due 06/15/23[2,3]	2,650,000	2,716,250
General Motors Financial Co., Inc.,
3.000%, due 09/25/17	500,000	509,756
4.750%, due 08/15/17	850,000	897,017
Georgia-Pacific LLC,
8.000%, due 01/15/24	1,300,000	1,672,324
Goldman Sachs Group, Inc.,
5.750%, due 01/24/22	1,355,000	1,541,271
6.750%, due 10/01/37	570,000	668,580
Host Hotels & Resorts LP,
Series E,
4.000%, due 06/15/25	420,000	416,879
International Lease Finance Corp.,
7.125%, due 09/01/18[1]	1,750,000	1,951,250
JPMorgan Chase & Co.,
3.375%, due 05/01/23	360,000	349,567
Series 1,
7.900%, due 04/30/18[2,3]	4,600,000	4,865,650
Kinder Morgan Energy Partners LP,
5.625%, due 09/01/41	700,000	656,457
5.800%, due 03/15/35	710,000	700,635
6.500%, due 09/01/39	75,000	76,903
Kinder Morgan, Inc.,
6.500%, due 09/15/20	300,000	343,052
7.250%, due 06/01/18	300,000	338,338
Kroger Co.,
6.900%, due 04/15/38	650,000	806,135
Lennar Corp.,
4.750%, due 05/30/25	330,000	320,100
Liberty Mutual Group, Inc.,
4.250%, due 06/15/23[1]	1,000,000	1,028,405
Life Technologies Corp.,
6.000%, due 03/01/20	135,000	151,856
Massachusetts Mutual Life Insurance Co.,
8.875%, due 06/01/39[1]	275,000	412,180
MetLife, Inc.,
6.400%, due 12/15/36	1,460,000	1,602,350
Midstates Petroleum Co., Inc.,
10.750%, due 10/01/20	450,000	189,000

Fort Dearborn Income Securities, Inc.

Portfolio of investments — June 30, 2015 (unaudited)

	Face amount	Value
Bonds — (continued)
Corporate bonds — (continued)
United States — (continued)
Morgan Stanley,
4.100%, due 05/22/23	$1,000,000	$1,001,869
Series F,
5.625%, due 09/23/19	1,175,000	1,316,698
Motorola Solutions, Inc.,
3.500%, due 03/01/23	350,000	330,109
NextEra Energy Capital Holdings, Inc.,
6.650%, due 06/15/67[2]	200,000	186,000
ONEOK Partners LP,
8.625%, due 03/01/19	215,000	255,739
Phillips 66,
4.300%, due 04/01/22	225,000	236,130
PNC Financial Services Group, Inc.,
Series R,
4.850%, due 06/01/23[2,3]	1,000,000	955,000
PNC Preferred Funding Trust I,
1.936%, due 03/15/17[1,2,3]	1,200,000	1,092,000
Prudential Financial, Inc.,
5.200%, due 03/15/44[2]	2,305,000	2,283,102
5.875%, due 09/15/42[2]	300,000	317,040
Series B,
5.750%, due 07/15/33	40,000	44,881
Quicken Loans, Inc.,
5.750%, due 05/01/25[1]	660,000	631,950
Realogy Group LLC,
7.625%, due 01/15/20[1]	310,000	328,290
Regency Energy Partners LP,
5.500%, due 04/15/23	1,640,000	1,669,192
Reynolds American, Inc.,
7.250%, due 06/15/37	1,325,000	1,589,012
Ryland Group, Inc.,
6.625%, due 05/01/20	310,000	344,100
Seagate HDD Cayman,
3.750%, due 11/15/18	1,050,000	1,094,661
5.750%, due 12/01/34[1]	350,000	344,617
Southern Copper Corp.,
3.500%, due 11/08/22	800,000	778,880
6.750%, due 04/16/40	250,000	256,360
Southern Natural Gas Co., LLC,
8.000%, due 03/01/32	430,000	510,450
Sprint Capital Corp.,
6.875%, due 11/15/28	200,000	172,000
Standard Pacific Corp.,
6.250%, due 12/15/21	310,000	328,600
Starwood Hotels & Resorts Worldwide, Inc.,
3.750%, due 03/15/25	270,000	260,261
4.500%, due 10/01/34	180,000	167,823
SunTrust Bank,
7.250%, due 03/15/18	495,000	562,971

Fort Dearborn Income Securities, Inc.

Portfolio of investments — June 30, 2015 (unaudited)

	Face amount	Value
Bonds — (continued)
Corporate bonds — (concluded)
United States — (concluded)
Time Warner Cable, Inc.,
7.300%, due 07/01/38	$600,000	$676,025
8.750%, due 02/14/19	910,000	1,080,763
Transocean, Inc.,
6.800%, due 03/15/38	835,000	624,163
USG Corp.,
5.875%, due 11/01/21[1]	310,000	326,275
Valero Energy Corp.,
7.500%, due 04/15/32	965,000	1,174,154
Wells Fargo Capital X,
5.950%, due 12/15/36	1,475,000	1,499,338
Williams Cos., Inc.,
8.750%, due 03/15/32	177,000	214,648
Williams Partners LP,
6.300%, due 04/15/40	1,025,000	1,041,237
Wyndham Worldwide Corp.,
3.900%, due 03/01/23	1,210,000	1,185,510
Xerox Corp.,
6.350%, due 05/15/18	540,000	601,800

Total United States corporate bonds		74,619,894

Total corporate bonds (cost $106,699,115)		107,678,902

Asset-backed security: 0.19%
United States: 0.19%
Continental Airlines Pass Through Trust,
Series 2009-2, Class A,
7.250%, due 11/10/19 (cost $224,355)	224,355	259,691

Collateralized debt obligations: 4.40%
Cayman Islands: 0.28%
LCM XVIII LP,
Series 19A, Class D,
3.782%, due 07/15/27[1,2,5],6	400,000	384,000

United States: 4.12%
Avery Point IV CLO Ltd.,
Series 2014-1A, Class C,
3.377%, due 04/25/26[1,2]	450,000	450,900
CIFC Funding Ltd.,
Series 2014-1A, Class C,
3.075%, due 04/18/25[1,2]	750,000	745,500
Dryden Senior Loan Fund,
Series 2014-31A, Class C,
3.125%, due 04/18/26[1,2]	800,000	802,000
Galaxy XVIII CLO Ltd.,
Series 2014-18A, Class C1,
3.275%, due 10/15/26[1,2]	550,000	550,000
Goldentree Loan Opportunities VIII Ltd.,
Series 2014-8A, Class D,
3.895%, due 04/19/26[1,2]	550,000	543,125

Fort Dearborn Income Securities, Inc.

Portfolio of investments — June 30, 2015 (unaudited)

	Face amount	Value
Bonds — (continued)
Collateralized debt obligations — (concluded)
United States — (concluded)
Goldentree Loan Opportunities X Ltd.,
Series 2015-10A, Class D,
3.634%, due 07/20/27	$850,000	$825,350
Halcyon Loan Advisors Funding Ltd.,
Series 2014-1A, Class C,
3.275%, due 04/18/26[1,2]	850,000	823,820
JFIN CLO Ltd.,
Series 2014-1A, Class C,
3.275%, due 04/20/25[1,2]	450,000	443,768
Octagon Investment Partners XIX CLO Ltd.,
Series 2014-1A, Class C,
3.125%, due 04/15/26[1,2]	420,000	410,785

		5,595,248

Total collateralized debt obligations (cost $5,969,009)		5,979,248

Commercial mortgage-backed securities: 6.52%
United States: 6.52%
Americold 2010 LLC Trust,
Series 2010-ARTA, Class C,
6.811%, due 01/14/29[1]	695,000	794,031
BAMLL Commercial Mortgage Securities Trust,
Series 2013-DSNY, Class E,
2.784%, due 09/15/26[1,2]	1,000,000	998,096
Boca Hotel Portfolio Trust,
Series 2013-BOCA, Class D,
3.236%, due 08/15/26[1,2]	1,000,000	999,409
BXHTL Mortgage Trust,
Series 2015-JWRZ, Class GL2,
3.875%, due 05/15/29[1,2],6	500,000	495,000
Commercial Mortgage Loan Trust,
Series 2014-CR17, Class C,
4.896%, due 05/10/47[2]	800,000	825,333
Series 2013-LC13, Class C,
5.215%, due 08/10/46[1,2]	500,000	537,881
Commercial Mortgage Pass Through Certificates,
Series 2014-CR14, Class C,
4.756%, due 02/10/47[2]	250,000	258,438
GS Mortgage Securities Trust,
Series 2014-GSFL, Class D,
4.084%, due 07/15/31[1,2]	500,000	495,133
Series 2014-GC18, Class C,
5.113%, due 01/10/47[2]	300,000	313,584
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C29, Class A4,
3.611%, due 05/15/48	500,000	509,726
Madison Avenue Trust,
Series 2013-650M, Class D,
4.169%, due 10/12/32[1,2]	500,000	515,243
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C17, Class B,
4.464%, due 08/15/47[2]	500,000	521,061

Fort Dearborn Income Securities, Inc.

Portfolio of investments — June 30, 2015 (unaudited)

	Face amount	Value
Bonds — (continued)
Commercial mortgage-backed securities — (concluded)
United States — (concluded)
Morgan Stanley Bank of America Merrill Lynch Trust — (concluded)
Series 2013-C13, Class C,
5.058%, due 11/15/46[2]	$699,000	$734,603
Morgan Stanley Capital I Trust,
Series 2014-CPT, Class E,
3.560%, due 07/13/29[1,2]	250,000	246,397
Starwood Retail Property Trust,
Series 2014-STAR, Class C,
2.686%, due 11/15/27[1,2]	125,000	124,419
VNDO Mortgage Trust,
Series 2013-PENN, Class D,
3.947%, due 12/13/29[1,2]	500,000	506,316

Total commercial mortgage-backed securities (cost $8,908,668)		8,874,670

Mortgage & agency debt securities: 1.63%
United States: 1.63%
Federal Home Loan Mortgage Corp. Gold Pools,[7]
#E01127, 6.500%, due 02/01/17	7,014	7,244
Federal National Mortgage Association Pools,[7]
#AE1568, 4.000%, due 09/01/40	305,655	325,621
#688066, 5.500%, due 03/01/33	66,844	76,235
#793666, 5.500%, due 09/01/34	332,750	377,222
#802481, 5.500%, due 11/01/34	63,848	72,403
#596124, 6.000%, due 11/01/28	69,387	79,619
Federal National Mortgage Association REMIC, IO,[7]
Series 2013-87, Class IW,
2.500%, due 06/25/28	4,567,390	479,792
Series 2013-64, Class LI,
3.000%, due 06/25/33	3,338,388	493,046
Series 2011-91, Class EI,
3.500%, due 08/25/26	2,559,036	283,031
Government National Mortgage Association Pools,
#781029, 6.500%, due 05/15/29	18,944	22,340

Total mortgage & agency debt securities (cost $2,090,678)		2,216,553

Residential mortgage-backed securities: 0.48%
United States: 0.48%
GSR Mortgage Loan Trust,
Series 2006-2F, Class 3A4,
6.000%, due 02/25/36 (cost $767,827)	789,286	653,079

Municipal bonds: 1.67%
Illinois: 1.26%
State of Illinois, GO Bonds,
5.665%, due 03/01/18	710,000	758,351
5.877%, due 03/01/19	885,000	951,747

		1,710,098

New Jersey: 0.14%
New Jersey State Turnpike Authority Revenue Bonds,
Series F,
7.414%, due 01/01/40	140,000	194,419

Fort Dearborn Income Securities, Inc.

Portfolio of investments — June 30, 2015 (unaudited)

	Face amount	Value
Bonds — (concluded)
Municipal bonds — (concluded)
Tennessee: 0.27%
Metropolitan Government of Nashville & Davidson County Convention Center Authority Revenue Bonds,
6.731%, due 07/01/43	$300,000	$371,256

Total municipal bonds (cost $2,114,465)		2,275,773

US government obligations: 2.74%
US Treasury Bond,
2.500%, due 02/15/45	1,325,000	1,166,106
US Treasury Inflation Indexed Bond (TIPS),
0.750%, due 02/15/45	500,000	458,888
US Treasury Inflation Indexed Notes (TIPS),
0.125%, due 04/15/16	325,000	349,997
0.125%, due 07/15/24	1,475,000	1,433,335
US Treasury Note,
2.000%, due 02/15/25	325,000	315,758

Total US government obligations (cost $3,800,695)		3,724,084

Non-US government obligation: 0.82%
Brazil: 0.82%
Federative Republic of Brazil,
5.000%, due 01/27/45 (Cost $1,264,097)	1,290,000	1,115,850

Total bonds (cost $131,838,909)		132,777,850

	Shares
Common stock: 0.05%
United States: 0.05%
WMIH Corp.* (cost $14,157)	25,741	67,184

Preferred stocks: 0.09%
United States: 0.09%
Ally Financial, Inc.
7.000%, due on 07/29/15[1,3]	21	21,220
JPMorgan Chase & Co.
5.450%, due on 03/1/18[3]	4,000	94,320

Total preferred stocks (cost $119,357)		115,540

Short-term investment: 0.17%
Investment company: 0.17%
UBS Cash Management Prime Relationship Fund[8] (cost $234,151)	234,151	234,151

Fort Dearborn Income Securities, Inc.

Portfolio of investments — June 30, 2015 (unaudited)

	Number of contracts	Value
Options purchased: 0.23%
Call options: 0.14%
30 Year US Treasury Bonds, strike @ USD 151.00, expires July 2015	$87	$187,594

Put options: 0.08%
5 Year US Treasury Notes, strike @ USD 118.25, expires August 2015	278	76,016
Japanese Government 10 Year Bond, strike @ JPY 146.00, expires August 2015	8	31,376

		107,392

	Notional Amount
Options purchased on credit default swaps on credit indices: 0.01%[5]
Expiring 07/15/15. If exercised the payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of referenced obligation specified in the CDX.NA.IG Series 24 Index and the Fund receives quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 06/20/20. European style. Counterparty: JPMCB	$13,685,000	23,996

Total options purchased (cost $403,634)		318,982

Total investments: 98.14% (cost $132,610,208)		133,513,707
Cash and other assets, less liabilities — 1.86%		2,532,381

Net assets — 100.00%		$136,046,088

Fort Dearborn Income Securities, Inc.

Portfolio of investments — June 30, 2015 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$4,051,086
Gross unrealized depreciation	(3,147,587)

Net unrealized appreciation of investments	$903,499

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to the end of this report.

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 93 contracts (USD)	September 2015	$14,220,013	$14,028,469	$(191,544)
US Ultra Bond, 64 contracts (USD)	September 2015	10,024,253	9,860,000	(164,253)
5 Year US Treasury Notes, 60 contracts (USD)	September 2015	7,167,310	7,155,469	(11,841)

US Treasury futures sell contracts:
US Long Bond, 71 contracts (USD)	September 2015	(10,967,700)	(10,709,907)	257,793
US Ultra Bond, 20 contracts (USD)	September 2015	(3,147,471)	(3,081,250)	66,221
10 Year US Treasury Notes, 271 contracts (USD)	September 2015	(34,443,356)	(34,192,578)	250,778

Interest rate futures sell contracts:
90 Day Euro-Dollar, 206 contracts (USD)	December 2015	(51,197,073)	(51,224,475)	(27,402)
90 Day Euro-Dollar Time Deposit, 214 contracts (USD)	September 2016	(52,761,191)	(52,884,750)	(123,559)

Net unrealized appreciation on futures contracts				$56,193

Credit default swaps on credit indices — sell protection9

Counterparty	Referenced index[10]	Notional amount	Termination date	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation (depreciation)	Credit spread[12]
BOA	CMBX.NA.BB. Series 6 Index	USD 1,400,000	05/11/63	5.000%	$(3,694)	$(8,096)	$(11,790)	3.136%
BOA	CMBX.NA.BB. Series 6 Index	USD 1,400,000	05/11/63	5.000	25,312	(8,096)	17,216	3.136
BOA	CMBX.NA.BBB. Series 6 Index	USD 7,000,000	05/11/63	3.000	(161,194)	(45,638)	(206,832)	2.654

					$(139,576)	$(61,830)	$(201,406)

Credit default swaps on corporate issues — buy protection13

Counterparty	Referenced obligation[10]	Notional amount	Termination date	Payments made by the Fund[11]	Upfront payments received	Value	Unrealized appreciation
CITI	Prudential Financial Inc. bond, 6.100%, due 06/15/17	USD 1,410,000	03/20/20	1.000%	$26,899	$(20,184)	$6,715

Fort Dearborn Income Securities, Inc.

Portfolio of investments — June 30, 2015 (unaudited)

Credit default swaps on corporate issues — sell protection9

Counterparty	Referenced obligation[10]	Notional amount	Termination date	Payments received by the Fund[11]	Upfront Payments made	Value	Unrealized appreciation	Credit spread[12]
CITI	MetLife Inc. bond, 4.750%, due 02/08/21	USD 1,410,000	03/20/20	1.000%	$(18,471)	$22,166	$3,695	0.661%

Centrally cleared interest rate swap agreements

Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Value	Unrealized appreciation/ (depreciation)
AUD	5,000,000	04/17/25	6 month BBSW	2.695%	$(209,817)	$(209,817)
USD	7,250,000	02/15/41	2.600%	3 month USD LIBOR	525,536	512,512

					$315,719	$302,695

Options written

	Expiration date	Premiums received	Value
Call option
30 Year US Treasury Bonds, 87 contracts, strike @ USD 154.00	July 2015	$105,909	$(92,438)
Put options
5 Year US Treasury Notes, 57 contracts, strike @ USD 119.25	August 2015	47,118	(37,406)
Euro-Bund, 48 contracts, strike @ EUR 147.50	August 2015	52,898	(24,081)
Options written on credit default swaps on credit indices[5]
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 24 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 06/20/20. European style. Counterparty: JPMCB, Notional Amount USD 6,850,000	August 2015	15,070	(6,064)
If option exercised payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.IG Series 24 Index and the Fund pays quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 06/20/20. European style. Counterparty: JPMCB, Notional Amount USD 13,685,000	October 2015	32,502	(32,699)

Total options written		$253,497	$(192,688)

Written options activity for the period ended June 30, 2015 was as follows:

	Number of contracts	Premiums received
Options outstanding at September 30, 2014	566	$192,581
Options written	1,902	1,299,501
Options terminated in closing purchase transactions	(2,276)	(1,286,157)
Options expired prior to exercise	—	—

Options outstanding at June 30, 2015	192	$205,925

Written swaptions activity for the period ended June 30, 2015 was as follows:
Swaptions outstanding at September 30, 2014		$17,325
Swaptions written		117,322
Swaptions terminated in closing purchase transactions		(87,075)
Swaptions expired prior to exercise		—

Swaptions outstanding at June 30, 2015		$47,572

Fort Dearborn Income Securities, Inc.

Portfolio of investments — June 30, 2015 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$107,678,902	$—	$107,678,902
Asset-backed security	—	259,691	—	259,691
Collateralized debt obligations	—	3,768,998	2,210,250	5,979,248
Commercial mortgage-backed securities	—	8,379,670	495,000	8,874,670
Mortgage & agency debt securities	—	2,216,553	—	2,216,553
Residential mortgage-backed securities	—	653,079	—	653,079
Municipal bonds	—	2,275,773	—	2,275,773
US government obligations	—	3,724,084	—	3,724,084
Non-US government obligation	—	1,115,850	—	1,115,850
Preferred stocks	94,320	21,220	—	115,540
Common stock	67,184	—	—	67,184
Short-term investment	—	234,151	—	234,151
Options purchased	294,986	23,996	—	318,982
Futures contracts	574,792	—	—	574,792
Swap agreements	—	547,702	—	547,702
Total	$1,031,282	$130,899,669	$2,705,250	$134,636,201

Liabilities
Futures contracts	$(518,599)	$—	$—	$(518,599)
Swap agreements	—	(291,831)	—	(291,831)
Options written	(153,925)	(38,763)	—	(192,688)
Total	$(672,524)	$(330,594)	$—	$(1,003,118)

At June 30, 2015, there were no transfers between Level 1 and Level 2.

	Collateralized debt obligation	Commercial Mortgage-backed Security	Total
Assets
Beginning balance	$1,803,750	$—	$1,803,750
Purchases	1,209,350	497,500	1,706,850
Sales	(534,985)	—	(534,985)
Accrued discounts (premiums)	—	—	—
Total realized gain	(770)	—	(770)
Change in net unrealized appreciation/depreciation	18,808	(2,500)	16,308
Transfers into Level 3	982,092	—	982,092
Transfers out of Level 3	(1,267,995)	—	(1,267,995)
Ending balance	$2,210,250	$495,000	$2,705,250

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2015 was $16,308. Transfers into and out of Level 3 represent the value at the end of the period. At June 30, 2015, securities were transferred from Level 2 to Level 3 as the valuations are based on unobservable inputs. Securities were also transferred from Level 3 to Level 2 as the valuations are based primarily on observable inputs from an established pricing source.

Fort Dearborn Income Securities, Inc.

Portfolio of investments — June 30, 2015 (unaudited)

Portfolio footnotes

*	Non-income producing security.
[1]

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2015, the value of these securities amounted to $32,711,230 or 24.04% of net assets.

[2]	Variable or floating rate security — The interest rate shown is the current rate as of June 30, 2015 and changes periodically.
[3]	Perpetual investment. Date shown reflects the next call date.
[4]

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2015, the value of this security amounted to $414,758 or 0.30% of net assets.

[5]	Illiquid investment as of June 30, 2015.
[6]	Security is being fair valued by a valuation committee under direction of the Board of Trustees. At June 30, 2015, the value of these securities amounted to $879,000 or 0.65% of net assets.
[7]

On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

[8]	The table below details the Fund’s investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 09/30/14	Purchases during the nine months ended 06/30/15	Sales during the nine months ended 06/30/15	Value 06/30/15	Net income earned from affiliate for the nine months ended 06/30/15
UBS Cash Management Prime Relationship Fund	$2,708,315	$17,588,616	$20,062,780	$234,151	$990

[9]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[10]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.
[11]	Payments made or received are based on the notional amount.
[12]

Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.

[13]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation.

Portfolio acronyms
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
CLO	Collateralized Loan Obligations
GO	General Obligation
GS	Goldman Sachs
GSR	Goldman Sachs Residential
IO	Interest only — This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Counterparty abbreviation
BOA	Bank of America
CITI	Citibank NA
JPMCB	JPMorgan Chase Bank

Currency abbreviations
AUD	Australian Dollar
EUR	Euro
GBP	Great Britain Pound
JPY	Japanese Yen
USD	United States Dollar

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also maybe valued based on appraisals derived from information concerning the investments or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment advisor of the Fund. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern time will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m. Eastern time. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, investments in non registered investment companies are also valued at the daily net asset value.

The Fund’s Board of Directors (the “Board”) has delegated to the UBS Global Asset Management Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of security valuations.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, as discussed below, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit” down price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US Generally Accepted Accounting Principles (“GAAP”) requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical investments.

Level 2 — Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3 — Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

For more information regarding the Fund’s other significant accounting policies, please refer to the Fund’s Semi-annual report to shareholders dated March 31, 2015.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“Investment Company Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)	Certifications of principal executive officer and principal financial officer of registrant pursuant to Rule 30a-2(a) under the Investment Company Act is attached hereto as Exhibit EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fort Dearborn Income Securities, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date: August 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Fort Dearborn Income Securities, Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	August 31, 2015

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date: August 31, 2015